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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-30612) of Blockbuster Inc. of our report dated February 8, 2000 relating to the consolidated financial statements for the year ended December 31, 1999 included in this Annual Report on Form 10-K.

PricewaterhouseCoopers LLP
Dallas, Texas
March 24, 2000